Exhibit 10.13

AMERICAN REALTY CAPITAL V, LLC
405 PARK AVENUE, 15TH FLOOR, NEW YORK, NY 10022
T: (212) 415-6500 F: (212) 421-5799

June 24, 2013

BY ELECTRONIC MAIL

Ouachita Medical Properties, L.C.
305 Park Avenue
Monroe, LA 71201
Attention: Jerry Fontenot
Tel. No.: (318) 680-0777
Email: hjfontenot@msn.com

Re:
Agreement for Purchase and Sale of Real Property, having an effective date of May 21, 2013, by and between American Realty Capital V, LLC, a Delaware limited liability company (together with its successors and assigns, “Buyer”), and Ouachita Medical Properties, L.C., a Louisiana limited liability company (“Seller), as amended by letter agreement, having an effective date of June 20, 2013, by and between Buyer and Seller (as amended, the “Agreement”)

Dear Mr. Fontenot:

Reference is made to the Agreement. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

This letter agreement shall serve to memorialize the following matters:

1.	At Closing, Buyer shall receive a $500 credit against the Purchase Price to compensate Buyer for the cost of striping five (5) additional parking spaces at the Property.

Except as expressly modified by this letter agreement, the terms, covenants and conditions of the Agreement shall remain in full force and effect, and shall be unmodified.
This letter agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this letter agreement which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature of this letter agreement to the other party upon request.

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Please acknowledge Seller’s agreement to and acceptance of the terms hereof by countersigning this letter agreement on behalf of Seller in the space provided below.

Sincerely,
AMERICAN REALTY CAPITAL V, LLC
By: ________________________________
Name: Edward M. Weil, Jr.
Title: President

AGREED TO AND ACCEPTED
AS OF JUNE 24, 2013:

OUACHITA MEDICAL PROPERTIES, L.C., a Louisiana limited liability company By: Name: Title:

Cc:    John C. Laird, Esq., (by Electronic Mail)
Jesse Galloway, American Realty Capital V, LLC (by Electronic Mail)